SUPPLEMENT TO PROSPECTUSES
                                       OF
                       EVERGREEN SELECT FIXED INCOME FUNDS
                          EVERGREEN SELECT EQUITY FUNDS
                       EVERGREEN SELECT MONEY MARKET FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                         EVERGREEN DOMESTIC GROWTH FUNDS
                      EVERGREEN RESERVE MONEY MARKET FUNDS


         Effective August 1, 2000, the section of the Funds' prospectus entitled "Reinvestment Privileges" under OTHER SERVICES is revised in its entirety as follows:

Reinstatement Privileges
Within 90 days of redemption a shareholder may reestablish their investment at NAV by reinvesting some, or all, of their redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account and your deferred sales charge schedule will resume from the time of the original redemption.


August 1, 2000